                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 16, 2001


I. RECONCILIATION OF COLLECTION ACCOUNT:
      End of Period Collection Account Balance as of Prior Payment Date:                                        308,536.80
      Available Funds:
         Contract Payments due and received in this period                                                    5,795,653.87
         Contract Payments due in prior period(s) and received in this period                                   533,309.93
         Contract Payments received in this period for next period                                              200,598.44
         Sales, Use and Property Tax, Maintenance, Late Charges                                                 173,231.76
         Prepayment Amounts related to early termination in this period                                         788,350.17
         Servicer Advance                                                                                       484,964.14
         Proceeds received from recoveries on previously Defaulted Contracts                                          0.00
         Transfer from Reserve Account                                                                           13,193.08
         Interest earned on Collection Account                                                                   17,838.17
         Interest earned on Affiliated Account                                                                    5,554.52
         Proceeds from repurchase of Contracts per Contribution and Servicing
         Agreement Section 5.03                                                                                       0.00
         Amounts paid per Contribution and Servicing Agreement Section 7.01
         (Substituted contract < Predecessor contract)                                                           44,609.94
         Amounts paid under insurance policies                                                                        0.00
         Any other amounts                                                                                            0.00

                                                                                                              ------------
      Total Available Funds                                                                                   8,365,840.82
      Less: Amounts to be Retained in Collection Account                                                        457,397.72
                                                                                                              ------------
      AMOUNT TO BE DISTRIBUTED                                                                                7,908,443.10
                                                                                                              ============


      DISTRIBUTION OF FUNDS:
         1.       To Trustee -  Fees                                                                                  0.00
         2.       To Servicer, any unreimbursed Nonrecoverable Advances or
                  Servicer Advances                                                                             533,309.93
         3.       To Noteholders (For Servicer Report immediately following the Final
                  Additional Closing Date)

                       a) Class A1 Principal and Interest                                                             0.00
                       a) Class A2 Principal (distributed after A1 Note matures)
                          and Interest                                                                        4,956,273.17
                       a) Class A3 Principal (distributed after A2 Note matures)
                          and Interest                                                                          522,208.34
                       a) Class A4 Principal (distributed after A3 Note matures)
                          and Interest                                                                          619,968.75
                       b) Class B Principal and Interest                                                        104,379.42
                       c) Class C Principal and Interest                                                        209,359.20
                       d) Class D Principal and Interest                                                        141,473.28
                       e) Class E Principal and Interest                                                        188,427.16

         4.       To Reserve Account for Requirement per Indenture Agreement
                  Section 3.08                                                                                        0.00
         5.       To Issuer - Residual  Principal and Interest and Reserve Account
                  Distribution
                       a) Residual Interest (Provided no Restricting or Amortization
                          Event in effect)                                                                      171,451.64
                       b) Residual Principal (Provided no Restricting or Amortization Event
                          in effect)                                                                            162,678.47
                       c)  Reserve Account Distribution (Provided no Restricting or
                           Amortization Event in effect)                                                         13,193.08
         6.       To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and
                  Any Other Amounts                                                                             196,624.45
         7.       To Servicer, Servicing Fee and other Servicing Compensations                                   89,096.21
                                                                                                              ------------
      TOTAL FUNDS DISTRIBUTED                                                                                 7,908,443.10
                                                                                                              ============

                                                                                                              ------------
      End of Period Collection Account Balance {Includes Payments in Advance &
      Restricting Event Funds (if any)}                                                                         457,397.72
                                                                                                              ============

II.   RESERVE ACCOUNT

Beginning Balance                                                                                            $2,925,289.09
      - Add Investment Earnings                                                                                  13,193.08
      - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                0.00
      - Less Distribution to Certificate Account                                                                 13,193.08
                                                                                                              ------------
End of period balance                                                                                        $2,925,289.09
                                                                                                              ============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                   $2,925,289.09
                                                                                                              ============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 16, 2001

III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                               Pool A                                                         148,797,709.83
                               Pool B                                                          60,280,965.55
                                                                                              --------------
                                                                                                                   209,078,675.38
Class A Overdue Interest, if any                                                                        0.00
Class A Monthly Interest - Pool A                                                                 944,081.99
Class A Monthly Interest - Pool B                                                                 382,466.73

Class A Overdue Principal, if any                                                                       0.00
Class A Monthly Principal - Pool A                                                              2,606,593.61
Class A Monthly Principal - Pool B                                                              2,165,307.93
                                                                                              --------------
                                                                                                                     4,771,901.54
Ending Principal Balance of the Class A Notes
                               Pool A                                                         146,191,116.22
                               Pool B                                                          58,115,657.62
                                                                                              --------------       --------------

                                                                                                                   204,306,773.84
                                                                                                                   ==============

--------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000       Ending Principal
Original Face $257,425,000   Original Face $257,425,000      Balance Factor
   $ 5.153146                        $ 18.537056                 79.365553%
--------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                               Class A1                                                                 0.00
                               Class A2                                                        30,453,675.38
                               Class A3                                                        83,000,000.00
                               Class A4                                                        95,625,000.00

                                                                                              --------------

Class A Monthly Interest                                                                                           209,078,675.38
                               Class A1 (Actual Number Days/360)                                        0.00
                               Class A2                                                           184,371.63
                               Class A3                                                           522,208.34
                               Class A4                                                           619,968.75

                                                                                              --------------

Class A Monthly Principal
                               Class A1                                                                 0.00
                               Class A2                                                         4,771,901.54
                               Class A3                                                                 0.00
                               Class A4                                                                 0.00

                                                                                              --------------
                                                                                                                     4,771,901.54
Ending Principal Balance of the Class A Notes
                               Class A1                                                                 0.00
                               Class A2                                                        25,681,773.84
                               Class A3                                                        83,000,000.00
                               Class A4                                                        95,625,000.00

                                                                                              --------------       --------------

                                                                                                                   204,306,773.84
                                                                                                                   ==============
Class A2
--------------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000      Ending Principal
Original Face $39,000,000  Original Face $39,000,000      Balance Factor
    $ 4.727478                     $ 122.356450                  65.850702%
--------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 16, 2001

V.   CLASS B NOTE PRINCIPAL BALANCE

             Beginning Principal Balance of the Class B Notes
                                                  Pool A                                   2,535,684.47
                                                  Pool B                                   1,027,230.46
                                                                                           ------------
                                                                                                                   3,562,914.93

             Class B Overdue Interest, if any                                                      0.00
             Class B Monthly Interest - Pool A                                                16,397.43
             Class B Monthly Interest - Pool B                                                 6,642.76
             Class B Overdue Principal, if any                                                     0.00
             Class B Monthly Principal - Pool A                                               44,430.57
             Class B Monthly Principal - Pool B                                               36,908.66
                                                                                           ------------
                                                                                                                      81,339.23
             Ending Principal Balance of the Class B Notes
                                                  Pool A                                   2,491,253.90
                                                  Pool B                                     990,321.80
                                                                                           ------------            ------------

                                                                                                                   3,481,575.70
                                                                                                                   ============

-------------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000     Ending Principal
Original Face $4,387,000   Original Face $4,387,000      Balance Factor
    $ 5.251924                  $ 18.540969                 79.361197%
-------------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE
             Beginning Principal Balance of the Class C Notes
                                                  Pool A                                   5,072,060.11
                                                  Pool B                                   2,054,769.73
                                                                                           ------------
                                                                                                                   7,126,829.84

             Class C Overdue Interest, if any                                                      0.00
             Class C Monthly Interest - Pool A                                                33,221.99
             Class C Monthly Interest - Pool B                                                13,458.74
             Class C Overdue Principal, if any                                                     0.00
             Class C Monthly Principal - Pool A                                               88,861.15
             Class C Monthly Principal - Pool B                                               73,817.32
                                                                                           ------------
                                                                                                                     162,678.47
             Ending Principal Balance of the Class C Notes
                                                  Pool A                                   4,983,198.96
                                                  Pool B                                   1,980,952.41
                                                                                           ------------            -------------

                                                                                                                   6,964,151.37
                                                                                                                   =============

--------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000      Ending Principal
Original Face $8,775,000      Original Face $8,775,000       Balance Factor
     $ 5.319741                    $ 18.538857                 79.363548%
--------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 16, 2001

VII.   CLASS D NOTE PRINCIPAL BALANCE

             Beginning Principal Balance of the Class D Notes
                                                  Pool A                                3,381,373.39
                                                  Pool B                                1,369,846.49
                                                                                        ------------
                                                                                                                4,751,219.88

             Class D Overdue Interest, if any                                                   0.00
             Class D Monthly Interest - Pool A                                             23,500.55
             Class D Monthly Interest - Pool B                                              9,520.43
             Class D Overdue Principal, if any                                                  0.00
             Class D Monthly Principal - Pool A                                            59,240.76
             Class D Monthly Principal - Pool B                                            49,211.54
                                                                                        ------------
                                                                                                                  108,452.30
             Ending Principal Balance of the Class D Notes
                                                  Pool A                                3,322,132.63
                                                  Pool B                                1,320,634.95
                                                                                        ------------            ------------

                                                                                                                4,642,767.58
                                                                                                                ============

--------------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000         Ending Principal
Original Face $5,850,000   Original Face $5,850,000          Balance Factor
       $ 5.644612                 $ 18.538855                    79.363548%
--------------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE
             Beginning Principal Balance of the Class E Notes
                                                  Pool A                                4,227,062.38
                                                  Pool B                                1,712,462.53
                                                                                        ------------
                                                                                                                5,939,524.91

             Class E Overdue Interest, if any                                                   0.00
             Class E Monthly Interest - Pool A                                             37,620.86
             Class E Monthly Interest - Pool B                                             15,240.92
             Class E Overdue Principal, if any                                                  0.00
             Class E Monthly Principal - Pool A                                            74,050.95
             Class E Monthly Principal - Pool B                                            61,514.43
                                                                                        ------------
                                                                                                                  135,565.38
             Ending Principal Balance of the Class E Notes
                                                  Pool A                                4,153,011.43
                                                  Pool B                                1,650,948.10
                                                                                        ------------            ------------

                                                                                                                5,803,959.53
                                                                                                                ============

--------------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000    Ending Principal
Original Face $7,313,000   Original Face $7,313,000     Balance Factor
      $ 7.228467                 $ 18.537588                79.364960%
--------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 16, 2001

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

             Beginning Residual Principal Balance
                                                  Pool A                                  5,074,762.30
                                                  Pool B                                  2,055,976.97
                                                                                          ------------
                                                                                                                7,130,739.27

             Residual Interest - Pool A                                                      53,835.19
             Residual Interest - Pool B                                                     117,616.45
             Residual Principal - Pool A                                                     88,861.15
             Residual Principal - Pool B                                                     73,817.32
                                                                                          ------------
                                                                                                                  162,678.47
             Ending Residual Principal Balance
                                                  Pool A                                  4,985,901.15
                                                  Pool B                                  1,982,159.65
                                                                                          ------------          ------------

                                                                                                                6,968,060.80
                                                                                                                ============


X.   PAYMENT TO SERVICER

              - Collection period Servicer Fee                                                                     89,096.21
              - Servicer Advances reimbursement                                                                   533,309.93
              - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                   196,624.45
                                                                                                                ------------
             Total amounts due to Servicer                                                                        819,030.59
                                                                                                                ============


                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 16, 2001


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE
POOL A
                 Aggregate Discounted Contract Balance, as defined in Indenture
                 Agreement, at the beginning of the related Collection Period                                         169,088,652.45

                 Aggregate Discounted Contract Balance of Additional Contracts
                 acquired during Collection Period                                                                              0.00

                 Decline in Aggregate Discounted Contract Balance                                                       2,962,038.19

                 Aggregate Discounted Contract Balance, as defined in Indenture                                       --------------
                 Agreement, at the ending of the related Collection Period                                            166,126,614.26
                                                                                                                      ==============


                 Components of Decline in Aggregate Discounted Contract Balance:
                     - Principal portion of Contract Payments and Servicer Advances              2,951,120.71

                     - Principal portion of Prepayment Amounts                                      10,917.48

                     - Principal portion of Contracts repurchased under Indenture
                       Agreement Section 4.02                                                            0.00

                     - Aggregate Discounted Contract Balance of Contracts that have
                        become Defaulted Contracts during the Collection Period                          0.00

                     - Aggregate Discounted Contract Balance of Substitute Contracts
                       added during Collection Period                                                    0.00

                     - Aggregate Discounted Contract Balance of Predecessor
                       Contracts withdrawn during Collection Period                                      0.00

                                                                                                 ------------
                          Total Decline in Aggregate Discounted Contract Balance                 2,962,038.19
                                                                                                 ============


POOL B
                 Aggregate Discounted Contract Balance, as defined in Indenture
                 Agreement, at the beginning of the related Collection Period                                          68,501,251.75

                 Aggregate Discounted Contract Balance of Additional Contracts
                 acquired during Collection Period                                                                              0.00

                 Decline in Aggregate Discounted Contract Balance                                                       2,460,577.20

                 Aggregate Discounted Contract Balance, as defined in Indenture
                 Agreement, at the                                                                                    --------------
                    ending of the related Collection Period                                                            66,040,674.55
                                                                                                                      ==============

                 Components of Decline in Aggregate Discounted Contract Balance:
                     - Principal portion of Contract Payments  and Servicer Advances             1,686,530.31

                     - Principal portion of Prepayment Amounts                                     774,046.89

                     - Principal portion of Contracts repurchased under Indenture
                       Agreement Section 4.02                                                            0.00

                     - Aggregate Discounted Contract Balance of Contracts that have
                       become Defaulted Contracts during the Collection Period                           0.00

                     - Aggregate Discounted Contract Balance of Substitute Contracts
                       added during Collection Period                                                    0.00

                     - Aggregate Discounted Contract Balance of Predecessor Contracts
                       withdrawn during Collection Period                                                0.00

                                                                                                 ------------
                          Total Decline in Aggregate Discounted Contract Balance                 2,460,577.20
                                                                                                 ============

                                                                                                                      --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     232,167,288.81
                                                                                                                      ==============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 16, 2001


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS
                POOL A                                                                                         Predecessor
                                                                     Discounted             Predecessor        Discounted
                Lease #                    Lessee Name               Present Value          Lease #            Present Value
                --------------------------------------               --------------         -----------        --------------
                                           NONE











                                                             -----------------------                          ---------------------
                                                             Totals:           $0.00                                        $0.00


                a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                    $0.00
                b) ADCB OF POOL A AT CLOSING DATE                                                                 $202,195,615.75
                c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                            0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                 $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
    Servicing Agreement Section 7.02                                                            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                  YES                    NO   X
                                                                                           ----------            --------


                POOL B                                                                                         Predecessor
                                                                     Discounted             Predecessor        Discounted
                Lease #                    Lessee Name               Present Value          Lease #            Present Value
                --------------------------------------               --------------         -----------        --------------
                                           NONE









                                                             -----------------------                          ---------------------
                                                             Totals:           $0.00                                        $0.00


                a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                $0.00
                b) ADCB OF POOL B AT CLOSING DATE                                                              $90,333,293.68
                c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                          0.00%

              * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED
                TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                  $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                   $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing
    Agreement Section 7.02                                                                                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                               YES               NO   X
                                                                                                        ---------        --------


                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 16, 2001


XIV.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

          POOL A - NON-PERFORMING                                                                                 Predecessor
                                                                         Discounted                 Predecessor   Discounted
          Lease #              Lessee Name                               Present Value              Lease #       Present Value
          ---------------------------------------------------------      -------------              -----------   ------------------
          2841-002             MEDICAL IMAGING CO., INC.                 $980,724.35                2207-005       $1,326,497.89
          2908-001             ALASE, L.L.C.                             $131,731.36
          2002476-2            ASHLAND AREA COMMUNITY HOSPITAL INC.      $169,739.33
                                     CASH                                 $44,302.85







                                                                      --------------                              ------------------
                                                               Totals: $1,326,497.89                               $1,326,497.89

                a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                     1,326,497.89
                b) ADCB OF POOL A AT CLOSING DATE                                                                $202,195,615.75
                c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                           0.66%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                 $1,326,497.89
b)  Total discounted Contract Balance of Substitute Receivables                                  $1,282,195.04
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                 $44,302.85

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                  YES   X         NO
                                                                                           -------        -------



          POOL B - NON-PERFORMING                                                                                 Predecessor
                                                                         Discounted                 Predecessor   Discounted
          Lease #              Lessee Name                               Present Value              Lease #       Present Value
          ---------------------------------------------------------      -------------              -----------   ------------------
          1679-002             OPENSIDED MRI OF ST. LOUIS, L.L.C.        $506,250.32                2207-004       $611,746.22
          1218-020             MEDICAL SERVICES OF AMERICA               $200,642.43








                                                                         -------------                            ------------------
                                                                 Totals:  $706,892.75                              $611,746.22

          a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                             $611,746.22
          b) ADCB OF POOL B AT CLOSING DATE                                                                     $90,333,293.68
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                               0.68%

         * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
           THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION
           HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                 $611,746.22
b)  Total discounted Contract Balance of Substitute Receivables                                  $706,892.75
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
    Servicing Agreement Section 7.02                                                             -$95,146.53

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                   YES   X             NO
                                                                                            -------            ------


                       DVI RECEIVABLES XI, L.L.C. 2000-1
                                SERVICES REPORT
                      FOR THE PAYMENT DATE APRIL 16, 2001



XV.    POOL PERFORMANCE MEASUREMENTS


1.    AGGREGATE DISCOUNTED CONTRACT BALANCE

      CONTRACTS DELINQUENT > 90 DAYS                                 TOTAL OUTSTANDING CONTRACTS
      This Month                           3,316,306.30              This Month                        232,167,288.81
      1 Month Prior                        2,765,214.85              1 Month Prior                     237,589,904.20
      2 Months Prior                       2,873,022.02              2 Months Prior                    242,608,348.98

      Total                                8,954,543.17              Total                             712,365,541.99

      a) 3 MONTH AVERAGE                   2,984,847.72              b) 3 MONTH AVERAGE                237,455,180.66

      c) a/b                                      1.26%


2.    Does a Delinquency Condition Exist (1c > 6% )?
                                                                                      Yes                      No   X
                                                                                          ------------------      ------

3.    Restricting Event Check

      A. A Delinquency Condition exists for current period?                           Yes                      No   X
                                                                                          ------------------      ------
      B. An Indenture Event of Default has occurred and is then continuing?           Yes                      No   X
                                                                                          ------------------      ------

4.    Has a Servicer Event of Default occurred?                                       Yes                      No   X
                                                                                          ------------------      ------


5.    Amortization Event Check

      A. Is 1c  > 8% ?                                                                Yes                      No   X
                                                                                          ------------------      ------
      B. Bankruptcy, insolvency, reorganization; default/violation of any
           covenant or obligation not remedied within 90 days?                        Yes                      No   X
                                                                                          ------------------      ------
      C. As of any Determination date, the sum of all defaulted contracts
           since the Closing date exceeds 6% of the ADCB on the Closing Date?         Yes                      No   X
                                                                                          ------------------      ------


6.    Aggregate Discounted Contract Balance at Closing Date                     Balance  $ 270,243,724.70
                                                                                         -------------------


      DELINQUENT LEASE SUMMARY

                              Days Past Due             Current Pool Balance             # Leases

                                    31 - 60                     3,845,042.54                   34
                                    61 - 90                     1,330,010.50                   27
                                   91 - 180                     3,316,306.30                   13



      Approved By:
      Lisa J. Cruikshank
      Vice President